Exhibit 99.1

SRx Health Solutions Invests in Astro Investment XVII, an Affiliate of Astro Capital

Company has invested greater than 10 % of its investable capital in the convergence of Artificial Intelligence (“AI”) and space through Astro Capital

NORTH PALM BEACH, FL — April 22, 2026 — SRx Health Solutions, Inc. (NYSE American: SRXH) (the “Company”) and EMJ Crypto Technologies (“EMJX”), a digital-asset treasury operating platform with which the Company has entered into a definitive merger agreement, today announced it has made an investment of greater than 10% of its investable capital in Astro Investment XVII, an affiliate of Astro Capital and special purpose vehicle (SPV).

For more information please visit, Astro Capital.

“This investment demonstrates our belief in the long-term value of both AI and space,” said Eric. M. Jackson, EMJX Founder & Chief Executive Officer. “Astro Capital provides an avenue to invest in these high potential growth areas, and we are excited about the opportunities this will present for our shareholders.”

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and EMJX, the Company has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the common stock to be issued in connection with the proposed transaction. The Registration Statement includes an information statement of the Company and a prospectus of the Company (the “Information Statement/Prospectus”), and each of EMJX and the Company may file with the SEC other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, the definitive Information Statement/Prospectus will be sent to the stockholders This is not a substitute for the Registration Statement, the Information Statement/Prospectus or any other relevant documents that EMJX or the Company has filed or will file with the SEC. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY AND ENTIRELY READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EMJX, THE COMPANY, THE PROPOSED TRANSACTION, AND RELATED MATTERS. A copy of the Registration Statement, Information Statement/Prospectus, as well as other relevant documents filed by EMJX and the Company with the SEC, may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov. The information on EMJX’s or the Company’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or the solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “expect,” “intend,” “aim,” “plan,” “may,” “could,” “target,” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. These risks include, but are not limited to, the ability to complete the proposed transaction, shareholder approvals, market conditions, regulatory considerations, and other risks described in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update them, except as required by law.

Company Contact

SRx Health Solutions, Inc.

Kent Cunningham, Chief Executive Officer

Investor Relations Contact

KCSA Strategic Communications

Valter Pinto, Managing Director

212-896-1254

valter@kcsa.com